                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 28, 1998 with respect to the financial statements of OneMain.com, Inc. included in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of OneMain.com, Inc. for the registration of its Common Stock.

                                          /s/ Ernst & Young LLP

Vienna, Virginia
December 29, 1998